TRIO-TECH INTERNATIONAL
                               355 Parkside Drive
                         San Fernando, California 91340



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 8, 1997



     The Annual Meeting of Shareholders ("Annual Meeting") of Trio-Tech International (the "Company") will be held at the Miramar Sheraton Hotel Santa Monica, located at 101 Wilshire Boulevard, Santa Monica, California, on Monday, December 8, 1997 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Statement:

     1. To elect directors to hold office until the next annual meeting of shareholders;
     and

     2. To approve the Company's 1998 Stock Option Plan.
     and

     3. To approve the Directors Stock Option Plan.
     and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 24, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.



                                                           DALE C. CHEESMAN
                                                               Secretary
October 24, 1997

                            TRIO-TECH INTERNATIONAL
                                355 Parkside Drive
                          San Fernando, California 91340

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 8, 1997

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation ("Trio-Tech" or the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Monday, December 8, 1997 and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about November 7, 1997.

     The close of business on October 24, 1997 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 1,962,662 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The seven candidates receiving the highest number of affirmative votes will be elected. Discretionary authority to cumulate votes is solicited hereby.

     Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted in favor of the election of the seven nominees for directors named under "Election of Directors." Because abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote for purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 24, 1997, regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock,
(ii) each of the directors of the Company, and (iii) all officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

                                     Shares Owned
                                  Beneficially as of
                  Name             October 24, 1997  (1)      Percent of Class
                                                                     (1)

      Yong Siew Wai                        298,174 (2)                   14.9%


      Lani Bray (Guy)                      219,750 (3)                   11.2%


      Frank S. Gavin                        73,736 (4)                    3.7%


      Richard M. Horowitz                  185,002 (5)                    9.4%


      A. Charles Wilson                    209,109 (6)                   10.4%


      Victor Ting Hock Ming                 97,703 (7)                    4.9%


      William L. Slover                     14,375 (8)                    0.7%


      F.D. (Chuck) Rogers                    6,125 (9)                    0.3%


      Jason Adelman                         28,325 (10)                   1.4%


      Dale C. Cheesman                       2,087 (11)                   0.1%


      All Directors and
      Officers as a group (9               914,636                       43.0%
      persons)

(1) The percentages shown for each individual and for all officers and directors as a group are based upon 1,962,662 outstanding, and assume the exercise of options exercisable within 60 days, held by that individual or by all officers and directors, as the case may be.

(2) Includes options to purchase 36,250 shares from the Company at exercise prices ranging from $1.52 to $7.70 per share. 261,924 shares are owned outright .

(3) 38,938 are held directly by Ms. Bray and 180,812 shares are held in a trust for which Ms. Bray serves as a trustee.

(4) Includes options to purchase 5,000 shares from the Company at an exercise price of $7.70. 68,736 shares are owned outright.

(5) Includes options to purchase 5,000 shares from the Company at an exercise price of $7.70. The 180,002 shares held outright are held in a trust for which Mr. Horowitz serves as a trustee.

(6) Includes options to purchase 47,500 shares from the Company at exercise prices ranging from $1.60 to $7.70 per share. 161,609 shares held outright are held in a trust for which A. Charles Wilson serves as trustee.

(7) Includes options to purchase 32,250 shares from the Company at exercise prices ranging from $1.52 to $3.67 per share. 65,453 shares are owned outright.

(8) Consists of options to purchase 14,375 shares from the Company at exercise prices ranging from $1.60 to $7.70 per share.

(9) Includes options to purchase 5,000 shares from the Company at an exercise price of $7.70 per share. 1,125 shares are owned outright.

(10) Includes options and warrants to purchase 18,125 shares from the Company at exercise prices ranging from $4.67 to $7.70 per share. 10,200 shares are owned outright.

(11) Includes options to purchase 375 shares from the Company at an exercise price of $3.67 per share. 1,712 shares are owned outright.

     The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

                                ELECTION OF DIRECTORS

     The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the Proxies received, unless otherwise specified, will be voted for the seven nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Set forth below are the names of each of the seven nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

A. Charles Wilson


     Mr. Wilson, age 73, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. as well as an attorney admitted to practice law in California.

Yong Siew Wai


     Mr. Yong, age 44, has been a Director of Trio-Tech since 1990. He has been the President and Chief Executive Officer since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, Graduate Diploma in Marketing Management and a Diploma in Industrial Management.


Frank S. Gavin


     Mr. Gavin, age 44, has been a Director of Trio-Tech since 1991. He has been a Sales and Marketing Manager for Group T in Scottsdale, Arizona since 1992. He served as Vice-President, Sales and Marketing at Trio-Tech International from 1991 to 1992. Prior thereto Mr. Gavin was the President of Express Test Corporation, Sunnyvale, California, which he founded in l984, and President of Best Reps, Inc., a manufacturers' representative sales group, which he founded in l982.

Richard M. Horowitz


     Mr. Horowitz, age 55, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, a computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company.

William L. Slover


     Mr. Slover, age 75, has served as a Director since 1989. He has been a management consultant since 1983. Mr. Slover served as President and Chief Executive Officer of Delphi Communications Corporation, a developer of voice and test mail systems and automated telephone answering services. Prior thereto, he served as Group Executive and Vice-President of General Instrument Corporation from 1974 to 1978 and as Vice-President and General Manager of Ampex Corporation from 1972-1974. Mr. Slover also served on the Board of Directors of several privately held venture capital start-up companies.

F.D. (Chuck) Rogers


     Mr. Rogers, age 54, has been a Director of Trio-Tech since 1996. He is a Managing Director, Mergers/Acquisitions at H.J. Meyers & Co., Inc., an investment bank that focuses on emerging market investments. He has been with that firm since l988 specializing in merger/acquisitions and expansion funding. From l984-l988 Mr. Rogers served as Vice-President, Corporate Development of Geo International, a NYSE conglomerate involved in the petroleum industry and non-destructional testing. Prior thereto, from l982-l984, he served as Vice-President and General Manager of Baker International's Tubular Products Division and from l975-l982, served in various general manager positions with Masco Corporation's Grant Oil Tool Company and Hydril & Company. Mr. Rogers also has served on the Board of Directors of several public and private companies and is presently a member of the Advisory Board of USC's School's Neurologic Institute. He was elected by the Directors to the Board on October 21, 1995.

Jason T. Adelman


     Jason Adelman, age 29, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of Corporate Finance at Paragon Capital Corporation, a New York based investment bank. Prior to joining Paragon Capital, Mr. Adelman was affiliated with Spencer Trask Securities, Inc., a New York based venture capital investment bank from 1996 to 1997. Before that, he was with Coopers & Lybrand LLP, where he worked in the financial services consulting practice from 1994 to 1996. Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School and is a member of the New York Bar. Information Regarding the Board of Directors and Its Committees


      The Board held three meetings in person during the fiscal year ended June 27, 1997. Six of the directors attended in person and one attended by telephone all the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a nominating committee, and the directors nominated for election at the Annual Meeting were nominated by the entire Board.

     The Board has a standing Compensation Committee, which currently consists of S.W. Yong, Frank Gavin, Jason Adelman and A. Charles Wilson. The Compensation Committee administers the Company's existing stock option plan and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

The Board has a standing Audit Committee, which currently consists of William Slover, F.D. (Chuck) Rogers and Richard Horowitz. The Audit Committee meets with the independent public accountants to review planned audit procedures, and reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held three meetings during the year ended June 27, 1997.

Executive Officers


     Victor Ting, age 44, first joined Trio-Tech as the Financial Controller for the Company's Singapore subsidiary in l980. He was promoted to the level of Business Manager from l985-l989. In December l989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was appointed Vice-President and Chief Financial Officer of Trio-Tech International in November l992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

     Dale Cheesman, age 55, has been associated with Trio-Tech International since 1991 as Corporate Controller. Prior thereto Mr. Cheesman served as Controller for IPD/Interpark in Sherman Oaks, California from 1990 to 1991, Chief Financial Officer of Gamma Electronics in Santa Monica, California from 1989 to 1990 and Subsidiary Treasurer and Controller to Comtal/3M in Pasadena, California from 1983 to 1989. Mr. Cheesman was President of Cheesman Associates Inc., a Triple Check Franchise, from 1979 to 1983 and Project Controller for USC's NICEM/NISCEM Project in Los Angeles, California while attending Graduate School in 1978 and 1979. Mr. Cheesman holds a Bachelor of Science Degree in Business Administration and Accounting with Graduate courses from Wharton Business School (University of Pennsylvania), University of Chicago, University of South Florida and University of Southern California. He was appointed Secretary of Trio-Tech in April 1997.

Other Key Employees


     Simon Costello, age 42, served as Managing Director of VIP Microelectronics from l987 to l989 and held a variety of positions with that company in sales and engineering from l984 to l987. Mr. Costello joined Trio-Tech International in May l989 as Managing Director of Trio-Tech Ireland and the European Electronic Test Center. He was appointed the General Manager for USA and Europe operations in January l993. Mr. Costello has a Bachelor's Degree in Electronic Engineering from Dublin City University.

     Richard Lim, age 38, joined Trio-Tech in l982 and became the Quality Assurance Manager in l985. He was promoted to the position of Operations Manager in l988. In l990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company's Malaysia subsidiary in l99l and in February of l993, all test facilities in the Far East came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration.

     Terry Fong, age 43, has been with Trio-Tech since l978 and served as Service Manager from l980. He was the Sales/Service Manager from l983-l986. In l987 he played a key role in the set up of the Trading Operation in that he was instrumental in the appointment of principals and selection of products. Mr. Fong became the Area Sales/Service Manager in l990 responsible for Regional sales. He was promoted to be Operations Manager (Trading) in l992 assuming overall responsibility for the area and has recently became the General Manager of Trading. Mr. Fong holds diplomas in Manufacturing and Marketing and a Masters Degree in Business Administration.

     Lee-Soon Siew Kuan, age 39 joined Trio-Tech in l98l and became the Administrative Manager in l985. In l988 she was promoted to Personnel/Administration Manager and her responsibilities extended to include the Penang operation. She became the Logistics Manager in l990 and the Purchasing/Store and Traffic as well as the Kuala Lumpur Operation was added to her coverage. In l99l Mrs. Lee was promoted to Group Logistics Manager and currently the Director of Logistics, responsible for the Human Resources, Purchasing/Store and Traffic functions of all the Operations in the Far East. She holds a diploma in Personnel Management.


                       PROPOSAL TO APPROVE THE COMPANY'S
                             1998 STOCK OPTION PLAN

     On September 30, 1997, the Company's Board of Directors unanimously approved the Company's 1998 Stock Option Plan, subject to stockholder approval. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return. The full text of the 1998 Stock Option Plan appears as Exhibit 1 to this Proxy Statement and the description of the Plan herein is qualified by reference to the text of the Plan.

     As of October 24, 1997, the Company had outstanding stock options to officers, directors and employees to purchase an aggregate of 168,750 shares of Common Stock, either pursuant to its previous stock option plan or as non-qualified options granted outside the plan. No further options will be granted under the previous plan. In addition, as of that date, the Company had granted options for 45,000 shares to it's directors, subject to shareholder approval, under the Directors Stock Option Plan discussed below.

DESCRIPTION OF THE 1998 STOCK OPTION PLAN

     The key terms of the 1998 Stock Option Plan are outlined below.

     The 1998 Stock Option Plan provides for the grant of options to officers, directors, other key employees and consultants of the Company to purchase up to an aggregate of 300,000 shares of Common Stock. The 1998 Stock Option Plan is administered by the Board of Directors or a committee of the Board, and is currently administered by the Board of Directors, which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1998 Stock Option Plan. Options granted under the 1998 Stock Option Plan may be "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options, and will be designated as such.

     The exercise price of stock options under the 1998 Stock Option Plan may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1998 Stock Option Plan or any other option plan adopted by the Company. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

     In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination would immediately terminate, and any options that are exercisable would terminate three months (six months in the case of termination by reason of death or disability) following termination of employment.

     Options may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1998 Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1998 Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The 1998 Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The 1998 Stock Option Plan provides that no person shall be granted options covering more than 100,000 shares of Common Stock during any twelve month period.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Incentive stock options under the 1998 Stock Option Plan are afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     All other options granted under the 1998 Stock Option Plan are nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss.

     Subject to the limits on deductibility of employee remuneration under
Section 162(m) of the Code, the Company will generally be entitled to a tax deduction in the amount that an optionee recognizes as ordinary income with respect to an option. Options granted to executive officers under the 1998 Stock

Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 1998 Stock Option Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 1998 Stock Option Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 1998 Stock Option Plan in accordance with the terms of the 1998 Stock Option Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998 STOCK OPTION PLAN.


              PROPOSAL TO APPROVE THE DIRECTORS STOCK OPTION PLAN

     On September 30, 1997, the Company's Board of Directors unanimously approved the Directors Stock Option Plan (the "Directors Plan"), subject to shareholder approval. The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company currently pays to its non-employee Directors $5,000 per year and $1,500 per meeting attended (and to the Chairman of the Board $15,000 per year and $4,500 per meeting attended), which the Company believes is substantially less than directors of comparable public companies are paid. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) a favorable opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to its long- term growth and profitability objectives. The full text of the Directors Stock Option Plan appears as Exhibit 2 to this Proxy Statement and the description of the Plan herein is qualified by reference to the text of the Plan.


     General Provisions. The Directors Plan provides for the grant to Directors of the Company of options to purchase up to 150,000 shares of Common Stock. The Directors Plan is administered by the Board of Directors or a committee of the Board (the "Administrator"). The persons eligible to participate in the Directors Plan are the duly elected non-employee Directors and the President (if he or she is a director of the Company) of the Company (currently seven individuals). The Administrator determines the meaning and application of the provisions of the Directors Plan and related option agreements.

     Options granted under the Directors Plan are nonqualified stock options. The Directors Plan provides that each participant shall receive a grant of options, on the first business day of July in each year, to purchase 5,000 shares of Common Stock or, in the case of the President and the Chairman of the Board, 10,000 shares of Common Stock. In addition, a participant shall receive a grant of options to purchase 5,000 shares of Common Stock upon his or her initial election to the Board, provided that if such election occurs after December 31 of the fiscal year first elected, such initial grant shall be for one-half of that number of shares of Common Stock. The exercise price of each option granted under the Directors Plan shall be 85% of the fair market value of the underlying shares on the date of grant. Each option is fully exercisable on the date of the grant and has a term of five years from the date of the grant. No options may be granted after September 30, 2007. Options granted under the Directors Plan will be in addition to the cash fee paid to each non-employee Director.

     After approving the Directors Plan at the September 30, 1997 Board meeting, options for 10,000 shares each were granted to the President and the Chairman of the Board, and options for 5,000 shares each were granted to the five other non-employee Directors, at an exercise price of $7.70 per share (after giving effect to the 3-for-2 stock split of the Company's Common Stock to shareholders of record on that date). These option grants are subject to shareholder approval of the Directors Plan, and if the Directors Plan does not receive the requisite shareholder approval at the Annual Meeting, these options will be void and of no effect.

     Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that in the event of an optionee's death or legal disability, the optionee's heirs or legal representatives may exercise the options for a period not to exceed one year.

     Termination of Service.  Options will cease to be exercisable within 30 days after termination of the optionee's service as a Director, other than upon termination due to death, disability or retirement or upon termination for cause. Options will be exercisable within twelve months of death or disability and within three months of retirement. Upon termination for cause, a participant's options shall be rescinded.

     Termination and Amendment of Plan.  The Board of Directors may terminate or amend the Directors Plan without the approval of the Company's shareholders, but shareholder approval would be required in order to amend the Plan to increase the number of shares, to change the class of persons eligible to participate in the Plan, to extend the maximum five-year exercise period or to permit an option exercise price to be fixed at less than 85% of the fair market value as of the date of grant.

     Antidilution Provisions.  The amount of shares reserved for issuance under the Directors Plan and the terms of outstanding options shall be adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events.

     Certain Federal Income Tax Consequences.  The following is a brief summary of the principal federal income tax consequences of awards under the Directors Plan based upon current federal income tax laws. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     An optionee generally recognizes no taxable income as the result of the grant of a nonqualified stock option. Upon exercise of such an option, the optionee normally recognizes ordinary income in the amount of the excess of the fair market value on the date of exercise over the option price. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired pursuant thereto. The Company would be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the option. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

     Vote Required.  Approval of the Directors Plan will require the affirmative vote of at least a majority in voting interest of the shareholders present in person or by proxy at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE DIRECTORS STOCK OPTION PLAN.


                                COMPENSATION AND RELATED MATTERS

     The following table sets forth the compensation of the Company for the Chief Executive Officer and the Chief Financial Officer for the fiscal year ended June 27, 1997 and the two preceding fiscal years. No other executive officer of the Company received more than $100,000 during the fiscal year ended June 27, 1997.

                               Summary Compensation Table *


                                                         Long Term Compensation
                                         Annual			 Securities Underlying
          Name and         Fiscal      Compensation
    Principal Position     Year          Salary         Options (No. of  Shares)

   S.W. Yong, President
   and Chief
   Executive Officer       1997        $ 306,300                   -0-
                           1996        $ 256,600                   -0-
                           1995        $ 192,000                 15,000

   Victor T.H. Ming,
   Chief Financial         1997        $ 149,000                  7,500
   Officer
                           1996        $ 139,959                  5,000

* S.W. Yong and Victor T.H. Ming are also credited with compulsory contribution to provident pension fund or other retirement scheme of 8% of their total compensation in accordance with Singapore law.

                       Option Grants In Last Fiscal Year


                                   % Of Total
                                   Options To
                       Options    Employees In     Exercise Price     Expiration
         Name          Granted     Fiscal Year         ($/sh)            Date

   Victor T.H. Ming     7,500          19%              $3.67         12/12/2001

   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values *

                                                     Number of        Value of
                                                   Unexercised   Unexercised In-
                                                   Options at       The-Money
                                                   FY-End (#)     Options at FY-
                                                                      End ($)
                        Shares                     Exercisable/     Exercisable/
        Name          Acquired on      Value      Unexercisable   Unexercisable
                     Exercise (#)  Realized ($)
  S.W. Yong          88,125         $72,397     26,250/3,750      33,750/11,250

  Victor T.H. Ming   12,000         $ 5,135     32,250/5,625      70,045/19,375

*    Table has been adjusted to account for stock split.

     Each director who is not an employee of the Company receives a director's fee of $5,000 per year, plus $1,500 for each Board meeting attended. The Chairman of the Board receives a fee of $15,000 per year, plus $4,500 for each Board meeting attended.

                         INDEPENDENT PUBLIC ACCOUNTANTS


     Deloitte & Touche LLP has served as independent public accountants to audit the financial statements of the Company for the fiscal year ended June 27, 1997. Independent public accountants for the fiscal year ending June 1998 will be selected by the Board. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

                                SHAREHOLDER PROPOSALS


     Shareholders who wish to present proposals at the 1998 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 18, 1998 for inclusion in next year's Proxy Statement and Proxy Card.

                           ANNUAL REPORT ON FORM 10-K


     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Commission for the year ended June 27, 1997. This request should be directed to the Corporate Secretary, Trio-Tech International, 355 Parkside Drive, San Fernando, California 91340.

                                 GENERAL INFORMATION


     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders covering the fiscal year ending June 27, 1997 is being mailed with this Proxy Statement to shareholders of record for this meeting.

                                                By Order of the Board of
Directors
                                DALE C. CHEESMAN
                                                    Secretary

EXHIBIT 1

                             1998 STOCK OPTION PLAN
                                       OF
                            TRIO-TECH INTERNATIONAL


1.   PURPOSES OF THE PLAN


     The purposes of the 1998 Stock Option Plan (the "Plan") of Trio-Tech International, a California corporation (the "Company"), are to:

     (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

     (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and
     (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2.   ELIGIBLE PERSONS


     Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS


     Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 300,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 100,000 shares.

4.   ADMINISTRATION


     (a) It is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

     (b) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which admin-istration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     (c) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     (d) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT


     (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

     (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each Option shall be subject to Section 6.1.3.

     (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

     (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS


     Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1, NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3, ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

     6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

          6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

          6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of his sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of his sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

          6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting

Base Date") and specified in the
written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

          6.1.5 Nontransferability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

               (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

               (b) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock.

          6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part,
<PAGE
by
the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

          6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company, subject to the following limitations:

               (a) Any election pursuant to clause (iii) above by an optionee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any 10-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

               (b) Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

     Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

     Any securities tendered or withheld in accordance with this Section 6.1.8 shall be valued by the Company as of the Tax Date.

          6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          6.1.10 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

               (a) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.


          6.1.11 Option Term. Subject to Section 6.3.5, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

     6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

          6.2.1 Exercise Price. The exercise price of a NQO shall be not less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

     6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          6.3.1     Exercise Price.
               (a) Except as set forth in Section
6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.
               (b) The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent

Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

          6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

          6.3.4 Vesting. Notwithstanding any other provision of this Plan, ISOs granted for any optionee under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year.
For purposes of the preceding sentence, an Option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices; but in no event shall more than $100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested.

          6.3.5 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.   MANNER OF EXERCISE


     (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

     (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

     (c) Unless exempted by the Administrator, if an officer or director who is subject to the provisions of Section 16(b) of the Exchange Act exercises an Option within six months of the grant of such Option, the shares acquired upon exercise of such Option may not be disposed of until six months after the date of grant of such Option.

8.   EMPLOYMENT  OR  CONSULTING  RELATIONSHIP


     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.   CONDITIONS UPON ISSUANCE OF SHARES


     Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.  NONEXCLUSIVITY OF THE PLAN


     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.  MARKET STANDOFF


     Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.  AMENDMENTS TO PLAN


     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable; provided, however, that no such amendment shall, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) or any successor rule thereto.

13.  EFFECTIVE DATE OF PLAN


     This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

EXHIBIT 2

                            TRIO-TECH INTERNATIONAL

                          DIRECTORS STOCK OPTION PLAN



     1. Purpose. The Trio-Tech International Directors Stock Option Plan (the "Plan") is hereby established to grant to directors of Trio-Tech International (the "Company") a favorable opportunity to acquire Common Stock ("Stock") of the Company and to create an incentive for such persons to serve on the Board of Directors of the Company and to contribute to its long-term growth and profitability objectives.

     As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended. The term "Participant" shall mean the President of the Company (if he or she is a director of the Company) and any other member of the Board of Directors of the Company who is not an officer or full-time salaried employee of the Company. Masculine terms used herein may be read as feminine, singular terms as plural and plural terms as singular, as necessary to give effect to the Plan.

     2. Administration. The plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan is delegated by the Board (in either case, the "Administrator"). The Administrator shall determine the meaning and application of the provisions of the Plan and all option agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to grant options hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and conditions of each stock option agreement entered into between the Company and any Participant, and to make all other determinations necessary or advisable in the implementation and administration of the Plan.

     3. Eligibility. The President of the Company (so long as he or she is a director of the Company) and all nonemployee directors of the Company shall participate in the Plan.

     4. Stock Subject to Plan. There shall be reserved for issue upon the exercise of options granted under the Plan 150,000 shares of Common Stock or the number of shares of Stock which, in accordance with the provisions of Section 8 hereof, shall be substituted therefor. Such shares may be authorized but unissued shares or treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the plan.

     5. Terms of Options. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:


          (a) Option Exercise Price. The exercise price to be paid for each share of Stock upon the exercise of an option shall be 85% of the fair market value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the first business day in July as of which the option is granted in accordance with Section 5(b). Fair market value of the shares shall be (i) the mean of the high and the low prices of shares of Stock sold on a national stock exchange on the date the option is granted (or if there was no sale on such date the highest asked price for Stock on such date) or (ii) if the Stock is not listed on a national stock exchange on the date the option is granted the mean between the "bid" and "asked" prices of the Stock in the Nasdaq National Market or the Nasdaq SmallCap Market on the date the option is granted.

          (b) Amount and Date of Grant. Each Participant shall receive a grant of options for 5,000 shares of Stock or, in the case of the President and the Chairman of the Board, 10,000 shares of Stock as follows: (i) on the first business day (i.e., the first day on which Stock of the Company may be traded on a national stock exchange, the Nasdaq Stock Market or the Nasdaq SmallCap Market) of July in each year in which such Participant is serving on the Board of Directors, and (ii) following a Participant's initial election to the Board of Directors of the Company, provided that if a Participant's initial election to the Board of Directors occurs after December 31 of the fiscal year first elected, such initial grant shall be for one-half of that number of shares of Stock.

          (c) Period of Option. Options granted hereunder shall have a term of five years from the date of grant.

          (d) Exercisability. Each option granted under the Plan shall be exercisable in full at any time and from time to time commencing as of the date of grant.

          (e) Payment for Stock. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The option exercise price be payable, at the election of the holder of the option, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no Participant shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

     6. Nontransferability. Options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him, and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     7. Termination of Service. Upon termination of the optionee's service on the Board of Directors for any reason ("Termination of Service"), his rights to exercise options then held by him shall be only as follows:

          (a) Death or Disability. Upon the death of any person holding options granted under this Plan, his options shall be exercisable, by the holder's representative or by the person entitled thereto under his will or the laws of intestate succession, only if and to the extent they are exercisable on the date of his death, and such options shall terminate twelve months after the date of his death.

          (b) Termination for Cause. A Participant's right to exercise stock options shall be rescinded if the Participant has been found to be engaged directly or indirectly in any conduct or activity which is in competition with the Company or is otherwise adverse to or not in the best interest of the Company.

          (c) Termination of Service. Upon the Termination of Service of a Participant for any reason other than as set forth in Section 7(a) or 7(b) hereof, his options shall be exercisable only if and to the extent they are exercisable on the date of his Termination of Service and such options shall terminate 30 days after the date of his Termination of Service unless the holder of the options dies prior thereto, in which event he shall be deemed to have died on the date of his Termination of Service; provided, however, in no event shall such options be exercised more than five years from the date they are granted.

     8.   Adjustment of Shares.

          (a) In the event of changes in the outstanding Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events, an appropriate adjustment shall be made in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares. The Company shall give prompt notice to all optionees of any adjustment pursuant to this Section.

          (b) Section 8(a) above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation.

     9. Securities Law Requirements. The Company may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of legal counsel to the Company that all shares of Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

     10. Tax Withholding. If appropriate, the Company shall require an optionee to pay to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option granted hereunder.

     11. Amendment. The Board of Directors may amend the Plan at any time, except that without shareholder approval:

          (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 8 hereof;

          (b) The option price per share of Stock may not be fixed at less than the price specified in Section 5(a) hereof;

          (c) The maximum period during which the options may be exercised may not be extended;

          (d) The Class of persons eligible to receive options under the Plan as set forth in Section 3 shall not be changed;

          (e) This Section 11 may not be amended in a manner that limits or reduces the amendments which require shareholder approval; and

          (f) The provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     12. Termination. The Plan shall terminate automatically on September 30, 2007. The Board of Directors may terminate the Plan at any earlier time. The termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination, but no option shall be granted after such date.

     13. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and shareholder approval shall not have been obtained on or before September 30, 1998, such options shall terminate retroactively as of the date they were granted.